Exhibit 99.1

Cantel Medical Corp. (NYSE: CMN) Dedicated to Infection Prevention & Control 09-16-2009 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company’s filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected. CROSSTEX

Cantel Medical Corp. $260M NYSE Leader in Infection Prevention & Control Expanding Global Awareness and Sensitivity to Infection Risk Large, growing market H1N1 (“Swine” Flu), MRSA, Staph Infections,... Leader in Infection Prevention & Control Niche Markets Medical device reprocessing, water purification and healthcare disposables Well balanced portfolio of synergistic products sold into numerous markets Recession buffered products 75% recurring revenue Disposables, disinfection/sterilization chemistries and service 13 synergistic acquisitions completed to shift product mix since 2001 Substantially higher EBITDA, EPS and cashflow Operating excellence including cost control, cost reductions and manufacturing efficiencies (including new MRP implementations) Focus on higher margin consumables and chemistries Sales and marketing investments across the board Specifically built direct U.S. hospital sales and service force in endoscope reprocessing PRODUCTS PERFORMANCE

Cantel Medical Corp. $260M NYSE Leader in Infection Prevention & Control Significant upside growth opportunities Leverage our capabilities in high-value liquid chemical germicides and filters Organic and licensed R&D pipeline Major push in FY’10 in chemistry development within and outside core business Accelerate growth in FY’11 and beyond with higher growth, higher margin, higher tech product innovations New markets - alternate channels Continue acquisition program using our strong balance sheet Proven integration model from product lines to standalone businesses Robust acquisition pipeline Solid manufacturing expertise in equipment, chemistries, & disposables All within the FDA, EPA, and international body regulatory environments Leveraged across all business units Highly experienced management team Significant insider (28%) and institutional ownership (49%) PROSPECTS PEOPLE

4 Cantel Medical Corp. $33B Global Infection Prevention & Control Market Global IP&C Market (2006 US$B) U.S. Infection Prevention & Control Market (US$B) Forecast CAGR% 2006-2016 = 3.9% Infections in Medical Facilities are a Rapidly Growing Problem Annually, 2.3 Million People Acquire Infections in U.S. Medical Facilities and 99,000 Die From Those Infections1 -- More Than AIDS, Breast Cancer, and Traffic Accidents Combined Adds as much as $20 Billion in U.S. healthcare costs1 and $5.5 Billion in Insurance Costs1 Growing awareness of infection risk in professional and consumer psyche H1N1 (“Swine” Flu), MRSA, C-Diff, Staph Infections, etc... 1 Donald Wright M.D., M.P.H., Principal Deputy Assistant Secretary for Health, U.S. Department of Health and Human Services, December 2008. Centers for Disease Control and Prevention (CDC) as cited in Healthcare Purchasing News, November 2005, Vol.29, No.11. and “A systematic audit of economic evidence linking nosocomial infections and infection control interventions: 1990-2000”, Patricia Stone, RN, PhD. Data Source: Freedonia Market Research. 2009F Japan $2,040 6% Other Asia/Pac $2,110 7% Rest of the World $2,970 9% Canada & Mexico $920 3% United States $13,840 45% Western Europe $7,690 24% China $2,040 6% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 US$ Billions 2001 2006 2011 2016 Consumables & Disposables Equipment Services

Cantel Medical Corp. Niche Orientation of Infection Prevention & Control Markets Indicates Cantel product offering Disinfectants & Cleaners Disposables Masks / Headwear Air  & Water Quality Protective Apparel Brushes Disposable kits / trays Face shields Air filtration systems Aprons / bibs / arm protectors Dispensers Disposable medical products Masks Germicidal air cleaners Gloves Enzymatic cleaners Disposable surgical products Nurse/MD/Surg/Lab Hats Negative pressure isolation Lab gowns Medical device disinfectants  Protection goggles Smoke evacuators Overshoes / coated boots Surface disinfectants  Respirators Toxic gas detection systems Shirt jackets Wipes  Wrap around lenses Water purification systems Surgical gowns  6 7 8 9 10 Sterilization Drapes & Barrier Products Hand Hygiene Wound Care & Closures Needles / Sharps / Transport Autoclaves Antimicrobial linens Automated hand washers Adhesives / adhesive removers Antimicrobial catheters Chemical sterilizers Fluid control drapes Hand cleaners / soaps Antimicrobial dressings Blood pressure cuff covers EtO sterilizers General purpose drapes Hand sanitizers (waterless) Dressings Catheter securement devices Low temperature sterilizers Surgical drapes  Drains / suction Dispenser boxes Medical device drying cabinets   Hydrogel adhesive dressings Needle protection devices Medical device reprocessing   Silver bandages / dressings Safety I.V. catheters Steam sterilizing units   Surgical site skin prep Specimen transport bags Sterilization containers Sterilization packaging Washers / decontaminators  11 12 13 14 15 Quality Control & Testers Fluid / Temperature/ Positioning Medical Waste & Cleaning Equipment Environmental Surveillance / Software / Education Biological indicators Filtration systems Antimicrobial casters Antimicrobial paint Alert systems Chemical integrators Fluid control systems Cleaning carts Containment systems Handwashing EtO monitors Fluid warming systems Decontamination equip Washable keyboards Surveillance software Glutaraldehyde monitors Forced air warming Infectious waste bags Pest management Training Respirator fit testers Patient positioning Microfiber mops  Rapid MRSA diagnostics Sterility assurance products Pressure mgmt systems Room decontaminators Temperature mgmt kits Sharps containers Solidifiers Spill kits Suction canister systems Waste management systems

Cantel Medical Corp. Three Synergistic Platforms - PRODUCTS Infection Prevention & Control Focus Healthcare & Life Sciences Orientation Reprocessing Systems Renal Dialysis & Endoscopy Minntech; Medivators Purification & Filtration Water Treatment Mar Cor Purification; Minntech Disposable Products Dental & Specialty Packaging Crosstex; Saf-T-Pak Chemistries (Disinfectants & Sterilants) Consumables and Service Leverage in Manufacturing, Regulatory and R&D

Cantel Medical Corp. Well-Balanced Portfolio of PRODUCTS Last Twelve Months Ending April 30, 20091 1 “All Other” includes Therapeutic Filtration Products and Specialty Packaging Products. 2 Before allocation of corporate expenses of ~$7.7M. 4 Earnings Before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense for Last Twelve Months ended April 30, 2009 Net Sales $257.5M Operating Income $32.2M2 EBITDAS = $38.3M3 Healthcare Disposables $60.93 24% Dialysis $57.59 22% Endoscope Reprocessing $50.87 20% Water Purification & Filtration $71.90 28% All Other $16.26 6% Healthcare Disposables $7.18 22% Dialysis $10.13 32% Endoscope Reprocessing $4.57 14% Water Purification & Filtration $6.55 20% All Other $3.77 12%

Cantel Medical Corp. Outstanding PERFORMANCE Over the Past Two Years 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 2 Estimated figure AFTER accounting for ~$4M of cash used in quarter for acquisition. * Excluding $0.03 one-time charge from executive departure. † Excluding estimated taxes for repatriation of cash from outside the U.S. Jul Est. US Dollars Millions, except per share amounts Quarterly Financial Performance Oct Jan Apr Jul Oct Jan Apr Jul Est. Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Net Sales $60.0 $60.9 $64.2 $64.3 $64.4 $62.4 $66.4 Gross Margin 35.3% 35.3% 34.7% 35.2% 36.7% 37.8% 38.4% EBITDAS1 $7.8 $8.2 $7.7 $8.0 $9.6 $9.9 $10.8 Operating Profit $4.5 $4.7 $4.2 $4.5 $6.2 $6.6 $7.2 Diluted EPS $0.12 $0.13 $0.15 * $0.16 $0.20 $0.23 $0.25 Debt $70.6 $66.8 $63.8 $58.3 $57.3 $54.3 $49.3 ~$43M Cash $17.6 $14.2 $19.3 $18.3 $15.7 $20.1 $22.3 ~$23M Net Debt/(Cash) $52.9 $52.6 $44.5 $40.0 $41.6 $34.2 $27.0 ~$20M2 Cashflow from Operations $1.0 $1.9 $8.8 $6.8 $5.4 $7.8 $8.1

Cantel Medical Corp. Significant Upside Growth Opportunities - PROSPECTS R&D/Technology – High-Margin Liquid Chemical Germicides (LCG) BIOSAFE® antimicrobial coating technology – starting with face masks Major investment in new chemistry development capabilities in FY’10 to accelerate New Product Introduction (NPI) in FY’11 and beyond Adding new business leader VP and senior marketing executive Identified and pursuing new liquid chemical germicides Expanded uses of existing chemistry products across all business segments Novel developments in fogging, fish farms, well production, etc... Environmentally “Green” product orientation R&D/Technology – Equipment and Disposables Next generation water treatment equipment and connectivity Numerous filter developments underway Higher technology endoscope reprocessing equipment with new “single-shot” chemistry just launched in U.S. – further developments underway Unique healthcare disposables such as the Sure-Check sterilization pouch

Cantel Medical Corp. Significant Upside Growth Opportunities - PROSPECTS New Markets – Alternative Channels Dedicated focus on corporate and government pandemic flu preparation One of only a few large U.S. manufacturers of FDA-cleared face masks Expanded hospital penetration with differentiated products and/or acquisition Specialized consumer markets – test marketing underway Expand franchise internationally and raise current 18% of sales Acquisitions – Utilize Strong Balance Sheet Proven ability to integrate, leverage and grow acquired businesses Thirteen acquisitions in past six years have reshaped Cantel Robust pipeline of opportunities Focus on healthcare disposables and water purification Pursue cross-divisional chemistry and specialty training opportunities Add to international or hospital channels

Cantel Medical Corp. Experienced PEOPLE Andrew A. Krakauer President & CEO Former President of Ohmeda Medical (Division of Instrumentarium/GE) Over 20 years of healthcare experience Joined Cantel in 2004 as COO Craig A. Sheldon SVP, Chief Financial Officer & Treasurer Formerly with Ernst & Young LLP Certified Public Accountant Joined Cantel in 1994 Eric W. Nodiff SVP, General Counsel Former Partner at Dornbush Schaeffer Strongin & Venaglia, LLP Outside counsel to Cantel for 18 years Joined in-house in 2005 Seth R. Segel Executive Vice President Multiple years in Investment Banking / Strategy Consulting / Operations with Jupiter Media Metrix Joined Cantel in 2002 Roy Malkin President & CEO, Minntech Over 25 Years in Healthcare Curtis Weitnauer President & CEO, Mar Cor Over 20 Years in Water Treatment Gary Steinberg CEO, Crosstex Over 20 Years in Dental Products

Cantel Medical Corp. Segmentation Infection Prevention & Control Focus Healthcare & Life Sciences Orientation NYSE: CMN Renal / Dialysis Equipment, Sterilants, Consumables, Service Endoscope Reprocessing Equipment, Disinfectants, Consumables, Service Dental Disposables Water Purification Equipment, Field Service, Consumables Specialty Packaging Packaging, Training PURIFICATION & FILTRATION REPROCESSING DISPOSABLES Therapeutic Filtration Hollow Fiber Filters Dialysis Chains Hospitals Dental Offices Dialysis Clinics, Industrial Diverse Customer Set Hospitals, Biotech Firms Direct Sales Direct Sales1 Distributors Direct Sales & Distributors Direct Sales Distributors / OEM 2001 1 1996 4 2005 3 2003 6 2004 1 2001 1 Acquired

Cantel Medical Corp. Historical Income Statement Highlights 1 Reflects continuing operations and excludes any historical impact of Carsen Endoscopy & Surgical business. 2 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 3 Equivalent to “Income from Continuing Operations”. 4 Compound Annual Growth Rate. 5 Last Twelve Months 22%

US Dollars Millions, except per share amounts Continuing Operations Period Ended 30-Apr-09 Fiscal Years Ended July 311 CAGR% 4 Nine Months 2003 2004 2005 2006 2007 2008 '03-'08 2008 2009 % Chg LTM5 Net Sales $94.0 $123.0 $137.2 $192.2 $219.0 $249.4 22% $185.1 $193.3 4% $257.5 Gross Profit $36.3 $44.9 $53.9 $69.2 $79.0 $87.6 19% $65.0 $72.8 12% $95.4 EBITDAS2 $11.3 $14.0 $19.2 $26.5 $28.6 $31.8 23% $23.8 $30.3 27% $38.3 Operating Profit $7.9 $9.8 $14.3 $15.3 $16.8 $18.0 18% $13.4 $20.0 49% $24.5 Net Income3 $4.4 $4.9 $7.9 $6.7 $8.1 $8.7 14% $6.1 $11.3 85% $13.9 Diluted EPS $0.30 $0.32 $0.49 $0.41 $0.50 $0.53 12% $0.37 $0.69 86% $0.85

Cantel Medical Corp. Historical Balance Sheet Highlights 1 Reflects third quarter fiscal year 2009 2 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense 13,964 US Dollars Millions, except per share amounts Continuing Operations: Fiscal Year Ended July 31 Apr 301 2003 2004 2005 2006 2007 2008 2009 1 Total Assets $109.8 $146.7 $165.3 $238.2 $263.7 $279.2 $272.6 Current Ratio 3.4:1 2.7:1 2.2:1 2.1:1 2.1:1 2.2:1 2.4:1 Equity $70.2 $86.5 $108.6 $140.8 $155.1 $168.7 $177.9 Funded Debt to Equity 0.30 0.29 0.15 0.27 0.37 0.35 0.28 Gross Debt / EBITDAS2 1.8x 1.8x 0.8x 1.4x 2.0x 1.8x 1.3x of Shares Outstanding 13,964 14,612 15,005 15,399 16,116 16,371 16,599 Net Sales per Share $6.73 $8.42 $9.14 $12.48 $13.59 $15.23 $15.51 EBITDAS2 per Share $0.81 $0.96 $1.28 $1.72 $1.77 $1.94 $2.31

Cantel Medical Corp. Strategic Objectives Remain Focused within Infection Prevention & Control Build a profitable $500 Million Specialty Business Invest in higher technology, higher margin and higher growth organic programs with near-to-mid-term payoff Orientation around Liquid Chemical Germicides (LCG’s) Capital Equipment / Consumable combination solutions Focus on channel expansion including flu preparation, hospital and international markets Continue aggressive and proven acquisition program to leverage existing assets and channels to achieve strategic product and market goals Continue the program of Operational Excellence

Cantel Medical Corp. Summary Global, growing $33B market in infection prevention & control Fragmented nature creates opportunities for further expansion $260M NYSE Specialty Infection Prevention & Control Leader 75% recurring revenue Recession-buffered core business Strong cash flow and balance sheet Poised for continued organic and acquired growth with The right PRODUCTS, The right PERFORMANCE, The right PROSPECTS, The right PEOPLE.

Cantel Medical Corp. (NYSE: CMN) Dedicated to Infection Prevention & Control CROSSTEX

Appendix Operating Segment Detail

Cantel Medical Corp. Three Strategic Platforms Reprocessing Systems Renal Dialysis & Endoscopy Minntech Purification & Filtration Water Treatment Mar Cor Purification; Minntech Disposable Products Dental & Specialty Packaging Crosstex; Saf-T-Pak Infection Prevention & Control Focus Healthcare & Life Sciences Orientation

Mar Cor Purification Process Water Value Comparison: Where We Participate Difficulty of water purification process Value Biologically Pure Water, Regulatory Impact Desalination Steam Generation Municipal drinking water Residential Medical Pharmaceutical Cosmetic/Topical Beverage Industrial Boiler Feed Commercial

Mar Cor Purification Suite of Offerings Equipment Services Consumables (filters & disinfectants) 60% 20% 20%

Mar Cor Purification (MCP) Commercial & Industrial Applications Filters & Sterilants (BSP Business) Medical / Dialysis Dialysis Water. #1 player. MCP installs a central system every business day 4-5% annual growth in patient population Mar Cor Purification Market Segments Small share, but pockets of strength Pharma, Research, Food & Beverage, Other High Purity $300M Market. Growing need for high purity water. BioScience Products: distribution channel for filter products, disinfection chemistries, and dry fog equipment. Growing need for environmentally safe disinfectants

Cantel Medical Corp. Three Strategic Platforms Reprocessing Systems Renal Dialysis & Endoscopy Minntech Filtration & Purification Water Treatment Mar Cor Purification; Minntech Disposable Products Dental & Specialty Packaging Crosstex; Saf-T-Pak Infection Prevention & Control Focus Healthcare & Life Sciences Orientation

Crosstex International Disposable Products – U.S. Dental Market Dental Consumables Market (Retail)1 Approximately 70% of North American Dental Expenditures U.S. $4.4 Billion, growing historically at 6-7%/year, now (2%)-0% Comparison: Physician Medical Supply Market = $19 Billion2 Global ~ $10.5 Billion Procedure Growth (hence consumables) has been Driven by Aesthetics and Specialty Procedures Examples include Braces, Whitening, Laminates, and Implants Growth in Core Preventative-Visit Dental Market 100 Million Americans Still Don't Visit a Dentist each Year ~125 Million Americans Still Have no Dental Insurance 1 NorthCoast Research, May 13, 2009 2 PSS World Medical 10-K. “...[PSS’] primary focus is the $19 billion market for the distribution of medical products, medical equipment and office administered pharmaceutical products to physician offices, long-term care and assisted living facilities, and home healthcare providers and equipment dealers.

Crosstex International U.S. Dental Market Structure DENTISTS (156,000 Dentists / 120,000 Practices) (160,000 Hygienists / 200,000 Dental Assistants): 95+% Female DISTRIBUTORS Henry Schein (~40% share / 1,000 field reps / 90,000 sku’s (all prod.)) Patterson (~30% share / 1,550 field reps / 90,000 sku’s / 8-10% priv.label) Others (250+ local and regional players = acquisition targets of Schein & Patterson) MANUFACTURERS Top 10 have < 50% market share1 Patient Treatment Materials (PTM)2 #1 is Dentsply (3x size of #2/3 manufacturer (3M ESPE/Sybron)) Other Consumables with PTMs is a $4.4B growing historically at 6%, now flat Capital Equipment & Software (Growing historically at 10-12%/year, now (3%)-(2%)) 1 NorthCoast Research, May 13, 2009 2 Items include endodontic materials, prophy pastes/sealants, artificial teeth, crown/bridge materials, restoratives, carbide burs, hand pieces, ultrasonic scalers, impression materials, etc...

Crosstex International Disposable Products Portfolio 100% >65% Manufactured In-House 0% Towels Tray Covers Masks / Shields Sterilization Accessories Headrest Barrier Covers Cups Gloves Needles / Sharps Chemicals / Liquids Convenience Products Cotton Products Ejectors / Evacuators Prophy Angles X-ray Barriers

Cantel Medical Corp. Three Strategic Platforms Reprocessing Systems Renal Dialysis & Endoscopy Minntech Filtration & Purification Water Treatment Mar Cor Purification; Minntech Disposable Products Dental & Specialty Packaging Crosstex; Saf-T-Pak Infection Prevention & Control Focus Healthcare & Life Sciences Orientation

Medivators Flexible Endoscopy – Market Description Colorectal Cancer – 2nd Leading Cause of Death from Cancer – Early Screening U.S. G.I. market ~ $150 Million Worldwide G.I. Market ~ $300 Million 8% CAGR forecast for next 10 years2 Worldwide markets expanding at greater rate “Manual” Reprocessing - Risky and Expensive Still ~ 10% of North American Market Still ~ 50% of International Markets Medivators investment in direct sales/service force (50+ people) and reprocessor R&D 1 Millennium Research Group, Toronto, Canada. Market defined as Automatic Endoscope Reprocessors + High-Level Disinfectants + Enzymatic Cleaners. 2 MedTech Insight

Medivators Flexible Endoscope Reprocessing – Full Product Range EQUIPMENT Automatic Endoscope Reprocessors Leak Testers Scope Buddy CONSUMABLES/ ACCESSORIES Hook-up kits Scope cabinets Water Filtration Vapor management Carts SERVICE Field Service Install T&M Contracts Depot Service and Service Parts DISINFECTANTS Rapicide Adaspor Detergents Wipes Broadest Array of Products and Services Individual Physician through to Large Teaching Hospital

Minntech Renal Renal Dialysis - Market Description Kidney Failure (End Stage Renal Disease) ~ 400,000 Patients in U.S.1 ~ 1,060,000 Patients Globally2 ~13% of American adults (26 million) have chronic kidney disease3 Kidney disease/failure is > 25% of Medicare’s annual expenditures3 Treatment Protocol 3x Per Week at a Specialized Facility for 3.5-5.0 Hours/Rx Reprocessing Sterilized “Re-Use” Dialyzers are Less Expensive Than “Single Use” Patient Growth Continues Direct Linkage of ESRD to Rising Incidence of Obesity, Diabetes, and Hypertension 1 United States Renal Data System. 2 Artificial Organs 26(1):49-71, Blackwell Publishing, 2002 Int'l Society for Artificial Organs. 3 New York Times, 11/18/08, “Kidney Disease Takes a Growing Toll”

Minntech Renal Renal Dialysis - Products Renatron Automated Reprocessing System for Rinsing, Cleansing, Sterilizing and Testing Dialyzers for Multiple Use (Capital Equipment) Renalin Peracetic Acid-Based Sterilant Utilized with Renatron Equipment (Consumables) Dialysate Concentrates used During Hemodialysis Treatment to Clean the Blood (Consumables) Patient Treatment Products Cleaners, Disinfectants, Concentrates, Monitoring Supplies, etc. (Consumables)